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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 30, 1998


                             National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                       0-16284                    38-2774613
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



    835 Mason Street, Suite 200           Dearborn, MI             48224
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(Address of principal executive offices)  (City, State)          (Zip Code)



Registrant's telephone number, including area code        (313)  277-2277
                                                   -----------------------------



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         (Former name of former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

On July 30, 1998, the Company issued the press release attached as Exhibit 2.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

2.1 Press release dated July 30, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES REVENUES AND EARNINGS FOR THE SECOND QUARTER 1998"


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NATIONAL TECHTEAM, INC.


Dated: July 30, 1998                            By: /s/ Lawrence A. Mills
                                                   ---------------------------
                                                        Lawrence A. Mills,
                                                        Vice President, Chief
                                                        Financial Officer, and
                                                        Treasurer







                                       2
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[TECH TEAM LOGO]

                                  NEWS RELEASE
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FOR IMMEDIATE RELEASE-- JULY 30, 1998        International Provider of Computer
                                             Services


National TechTeam, Inc.
835 Mason Street, Suite 200
Dearborn, Michigan 48124                                      NASDAQ/NM - "TEAM"

CONTACT:

NATIONAL TECHTEAM, INC.    NATIONAL TECHTEAM, INC.     NATIONAL TECHTEAM, INC.
William F. Coyro, Jr.      Harry A. Lewis              Lawrence A. Mills
Chief Executive Officer    President and               Chief Financial Officer
(313) 277-2277             Chief Operating Officer     (313) 277-2277
                           (313) 277-2277

                   NATIONAL TECHTEAM, INC. ANNOUNCES REVENUES
        AND EARNINGS FOR THE SECOND QUARTER AND FIRST SIX MONTHS OF 1998

DEARBORN, MICHIGAN, July 30, 1998...NATIONAL TECHTEAM INC., Nasdaq symbol ("TEAM"), today reported revenues and earnings for the second quarter and first six months of 1998. For the quarter ended June 30, 1998, revenues were $27,666,174, a 42% increase over the $19,433,198 reported for the second quarter of 1997 and the highest revenues ever reported in the Company's history. Net income for the quarter was $833,017, or $0.06 per share, compared with a loss of $226,397, or $0.01 per share, for the corresponding quarter in 1997.

For the first six months of 1998, National TechTeam earned $974,076, or $0.06 per share, on revenues of $54,123,261. This represents a 42% increase in revenues, which were $38,009,790 in the first six months of 1997. Net income for the first six months of 1998 IMPROVED BY $1,564,826 compared to the $0.04 per share loss reported for the first six months of 1997.

The strong growth in revenues reflected the increasing demand for all of National TechTeam's computer services. Corporate Services revenues increased 25% to $17,662,810 from $14,149,405 in the second quarter 1997. Corporate Services revenues increased 23% to $35,350,957 from $28,782,204 for the first six months of 1997. The OEM Call Center Services line also contributed significantly to overall results for the quarter. Revenues increased 26% to $6,641,207 in the second quarter of 1998 from $5,283,793 in the second quarter of 1997. OEM Call Center Services revenues increased 44% to $13,301,001 from $9,227,586 for the first six months of 1997. Additionally, as a result of the acquisition of Capricorn Capital Group, Inc. (now TechTeam Capital Group, Inc.) in January 1998, TechTeam reported revenues from TECHTEAM CAPITAL GROUP of $3,362,157 in the second quarter of 1998 and $5,471,303 for the first six months of 1998.

Commenting on TechTeam's second quarter 1998 earnings, Harry A. Lewis, President and Chief Operating Officer said, "TechTeam is very pleased with its accomplishments in the second quarter 1998. Our employees' ideas and efforts to improve operations and get TechTeam back to a profitable position have begun to pay off after six months of hard work. As we continue our efforts to improve operations and reduce fixed costs, we anticipate the coming quarter's results to be much improved over the third quarter of 1997. We will also continue to focus on our successful core strategy of delivering outsourced integrated IT services, that provide a total solution, to major corporate and government customers."

                                     -more-


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[TECH TEAM LOGO]

                                  NEWS RELEASE
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The foregoing contains forward-looking statements relating to revenues and earnings for the third quarter of 1998. The matters expressed in those statements are subject to numerous uncertainties and risks, the most significant of which include, among other things, the impact upon demand for the Company's services as an outgrowth of the Asian financial crisis and from possible increases in interest rates and other events having broad economic impact, changes in Management's present expectations regarding the timing of new projects and the costs incurred in connection with new projects and the extent to which cost cutting and measures intended to enhance operating efficiencies will be effective in achieving those objectives, and potential developments in the class action litigation and the SEC investigation in which the Company has been involved. Should one or more of those uncertainties or risks materialize, or should underlying expectations or assumptions prove incorrect, actual results may vary materially from those described as forward-looking statements.
TechTeam does not intend to update those forward-looking statements.

NATIONAL TECHTEAM, INC. is a leading provider of information technology outsourcing support services to large national and multi-national corporations, government agencies and service organizations. The Company offers its services through three global units: (i) CORPORATE SERVICES, which provides corporations with help desk support, technical staffing, systems integration, and instructor-led and computer-based training; (ii) OEM CALL CENTER SERVICES, which provides end user customers of its clients with inbound telephone support for their computer products; and (iii) TECHTEAM CAPITAL GROUP, which consists primarily of leasing computer-related hardware and integrated services to corporate customers. National TechTeam is traded under the symbol "TEAM".

                             NATIONAL TECHTEAM, INC.
                      SECOND QUARTER RESULTS OF OPERATIONS
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
Quarter Ended June 30
---------------------
                                                              1998          1997
                                                              ----          ----
Revenues                                                 $27,666,174   $ 19,433,198
Income/(Loss) Before Tax Provisions                        1,684,617       (333,697)
Tax Provisions                                               851,600       (107,300)
Net Income/(Loss)                                            833,017       (226,397)
Earnings/(Loss) Per Share
     Basic                                                      0.06          (0.01)
     Diluted                                                    0.05          (0.01)
Weighted Average Number of Common
     Shares and Common Share
     Equivalents Outstanding
          Basic                                           15,059,884     15,636,473
          Diluted                                         15,220,212     15,915,166
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
First Six Months
                                                             1998           1997
                                                             ----           ----
Revenues                                                 $54,123,261   $ 38,009,790
Income/(Loss) Before Tax Provisions                        2,129,076       (664,560)
Tax Provisions                                             1,155,000        (73,810)
Net Income/(Loss)                                            974,076       (590,750)
Earnings/(Loss) Per Share
     Basic                                                      0.06          (0.04)
     Diluted                                                    0.06          (0.04)
Weighted Average Number of Common
     Shares and Common Share
     Equivalents Outstanding
          Basic                                           15,592,523     15,597,147
          Diluted                                         15,949,816     15,911,203
-----------------------------------------------------------------------------------

                             Press Release Addendum


National TechTeam, Inc.
Supplementary Data for Quarterly Press Release
Second Quarter 1998

                                                     Second Quarter                                Year to Date
                                  ---------------------------------------------     --------------------------------------------
                                                                        1998                                             1998
                                                                     Over/(Under)                                     Over/(Under)
                                       1998             1997            1997           1998            1997              1997
                                  ------------    ------------     ------------     -----------    ------------     ------------
Revenues

Corporate Services
  Corporate help desk and related
     services                      $ 6,811,010    $  3,530,502     $  3,280,508     $12,869,962    $  8,754,591     $  4,115,371
  Technical staffing                 6,423,039       5,999,283          423,756      13,453,045      11,685,469        1,767,576
  Systems integration                2,655,925       2,758,783         (102,858)      5,406,875       5,038,111          368,764
  Training programs                  1,772,836       1,860,837          (88,001)      3,621,075       3,304,033          317,042
                                   -----------    ------------     ------------     -----------    ------------     ------------
                                    17,662,810      14,149,405        3,513,405      35,350,957      28,782,204        6,568,753
OEM Call Center Services             6,641,207       5,283,793        1,357,414      13,301,001       9,227,586        4,073,415
TechTeam Capital Group               3,362,157               -        3,362,157       5,471,303               -        5,471,303
                                   -----------    ------------     ------------     -----------    ------------     ------------

  Total revenues                   $27,666,174    $ 19,433,198     $  8,232,976     $54,123,261    $ 38,009,790     $ 16,113,471
                                   ===========    ============     ============     ===========    ============     ============

Gross profit
  Amount                           $ 5,414,771    $  3,096,350     $  2,318,421     $ 9,327,864    $  5,631,658     $  3,696,206
  Percentage                              19.6%           15.9%             3.6%           17.2%           14.8%             2.4%

Earnings before interest, taxes,
    depreciation and amortization
  Amount                           $ 2,970,039    $    238,015     $  2,732,024     $ 4,210,691    $    372,233     $  3,838,458
  Percentage                              10.7%            1.2%             9.5%            7.8%            1.0%             6.8%

Sales, General and Administrative
  Amount                           $ 3,646,832    $  4,146,302     $   (499,470)    $ 7,393,481    $  7,721,071     $   (327,590)
  Percentage                              13.2%           21.3%            (8.2)%          13.7%           20.3%            (6.7)%

Interest expense
  Amount                           $   452,286    $     55,492     $    396,794     $   788,358    $     70,492     $    717,866
  Percentage                               1.6%              0%             4.8%            1.5%            0.2%             4.5%

Interest income
  Amount                           $   368,964    $    771,747     $   (402,783)    $   983,051    $  1,495,345     $   (512,294)
  Percentage                               1.3%            4.0%            (2.6)%           1.8%            3.9%            (2.1)%

Income before tax provisions
  Amount                           $ 1,684,617    $   (333,697)    $  2,018,314     $ 2,129,076    $   (664,560)    $  2,793,636
  Percentage                               6.1%           (1.7)%            7.8%            3.9%           (1.7)%            5.7%

Tax provisions
  Amount                           $   851,600    $   (107,300)    $    958,900     $ 1,155,000    $    (73,810)    $  1,228,810
  Effective tax rate
           Federal                        40.1%           61.2%           (21.1)%          39.4%           41.6%            (2.2)%
           Other                          17.4%         (349.3)%          366.7%           24.5%          (18.8)%           43.3%
                                   -----------    ------------     ------------     -----------    ------------     ------------
           Total                          50.6%          (74.4)%          125.0%           54.3%           30.6%            23.7%
                                   ===========    ============     ============     ===========    ============     ============


                                             Second Quarter    Year to Date
                                                  1998             1998
                                             ---------------   -------------
Percentage of Business by Sector
      Automotive                                       38.6%           39.3%
      OEM support                                      24.0%           24.6%
      Transportation services                           5.7%            6.0%
      Financial Services                                4.7%            4.3%
      Government                                        3.6%            3.0%
      Insurance                                         3.2%            3.7%
      All Other                                        20.1%           19.2%
                                             --------------- ---------------
                                                        100%            100%
                                             =============== ===============